UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 23, 2006 (January 20, 2006)

InfoTech USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22693 (Commission file number)	11-2889809 (IRS Employer Identification Number)
7 Kingsbridge Road, Fairfield, New Jersey 07004 (Address of principal executive office, including zip code)

Registrant’s telephone number, including area code: (973) 227-8772

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01           Entry Into a Material Definitive Agreement.

In connection with the resignation of employment of Mr. Sebastian F. Perez as Acting President and Chief Executive Officer of InfoTech USA, Inc. (the “Company”) as disclosed in Item 5.02, below, the Company entered into a Separation and General Release Agreement dated January 20, 2006, with Mr. Perez which provides for, among other things, (i) payment by the Company of six semi-monthly payments of $6,630.00, commencing on February 15, 2006 for a total amount of $39,780.00 and (ii) payment by the Company of COBRA medical coverage for three months following Mr. Perez’s resignation.

Additionally, in connection with Mr. Jonathan F. McKeage’s election as President and Chief Executive Officer of the Company, as disclosed in Item 5.02 below, Mr. McKeage will receive annual compensation in the amount of $150,000. Mr. McKeage has also received 100,000 shares of restricted stock, half of which vests one year from the date of the grant and the other half of which vests two years from the date of the grant.

Item 5.02           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 20, 2006, and effective immediately, Sebastian F. Perez resigned as Acting President and Chief Executive Officer of the Company.

Jonathan F. McKeage, 53, the Vice President of Business Development of Applied Digital Solutions, Inc., the Company’s majority stockholder, has been elected President and Chief Executive Officer of the Company. Mr. McKeage has served as the Vice President of Business Development of Applied Digital Solutions, as well as of Digital Angel Corporation, Applied Digital’s majority-owned subsidiary since 2004. Previously he was an Account Manager with the investor relations firm of Allen & Caron, Inc., of New York City, from 2002 to 2004. For the 18 years prior to that, Mr. McKeage held executive positions with various New York investment banking firms, including Managing Director of Dominick & Dominick LLC, from 1995 to 2002. The Board of Directors has also appointed Mr. McKeage to fill a vacancy on the Board, as permitted by the Company’s Bylaws.

Additionally, at its meeting on January 17, 2006, the Board of Directors appointed J. Robert Patterson as Secretary of the Company to fill the vacancy left by the departure of Kevin McLaughlin.

Item 9.01           Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release of the Company dated January 23, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfoTech USA, Inc.

Date: January 23, 2006	By: /s/ J. Robert Patterson

        J. Robert Patterson

        Vice President, Chief Financial Officer, Treasurer and Director

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release of the Company dated January 23, 2006.

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